Exhibit (24)

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Malcolm M. Aslin
Malcolm M. Aslin

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Andrew N. Baur
Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Jon F. Chait
Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ John W. Daniels, Jr.
John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates Dennis J. Kuester and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Mark F. Furlong
Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Bruce E. Jacobs
Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this _1st_ day of February, 2007.

/s/ Ted D. Kellner
Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Dennis J. Kuester
Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Katharine C. Lyall
Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 1st day of February, 2007.

/s/ John A. Mellowes
John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Edward L. Meyer, Jr.
Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ San W. Orr, Jr.
San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Robert J. O’Toole
Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ Peter M. Platten, III
Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ John S. Shiely
John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 17th day of January, 2007.

/s/ Debra S. Waller
Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 1st day of February, 2007.

/s/ George E. Wardeberg
George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(2006 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2006 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 28th day of February, 2007.

/s/ James B. Wigdale
James B. Wigdale